Exhibit 4.63

Shareholder Voting Rights Proxy Agreement

This Shareholder Voting Rights Proxy Agreement (this “Agreement”) dated July 31, 2019, is signed by and among:

Party A:	Jianqiang Hu (the “Shareholder”)
ID Card number:	*

Party B:	Guangzhou Wangxing Information Technology Co., Ltd. (the “WFOE”)
Address:	X1301-E6803(JM), Building 1, No. 106 Fengze East Road, Nansha District, Guangzhou, China
Legal Representative:	Jianqiang Hu

Party C:	Chengdu Jiyue Internet Technology Co., Ltd. (the “Company”)
Address:	1/F, No. 38&40 Zhonghe Shang Street, High-tech District, Chengdu, China
Legal Representative:	Qunhua Ding

Party A, Party B and Party C respectively referred to as a “Party”, collectively referred to as “Parties”.

WHEREAS:

1.	The Shareholder is the present shareholder of the Company, which holds 99% equity of the Company;

2.

The Shareholders intend to severally entrust the individual designated by WFOE with the exercise of their voting rights in the Company and WFOE is willing to designate such individual to accept such entrustment.

THEREFORE, the Parties, after friendly consultations, hereby agree as follows:

Article 1 Voting Right Entrustment

1.1

The Shareholder hereby irrevocably undertakes to sign a power of attorney in the form and substance as set forth in Annex 1 after execution of this Agreement to entrust the individual designated by WFOE (hereinafter, the “Entrusted Person”) to exercise on their respective behalf the following rights they, as the shareholder of the Company, are entitled to under the then effective articles of association of the Company (collectively, the “Entrusted Rights”):

(1)	Proposing to convene and attending shareholders’ meetings of the Company as the representative of the Shareholder according to the articles of association of the Company;

(2)

On behalf of the Shareholder, exercising voting rights on all the issues needing to be discussed and resolved by the shareholders’ meetings of the Company, including but not limited to the appointment of the Company’s directors and other officers needing to be appointed and removed by shareholders;

(3)

Other voting rights of shareholder as provided by the laws and regulations of PRC (including their amendments, changes, additions and re-enactments, regardless of the time of their effectiveness before or after the execution of this Agreement);

(4)	Exercise other shareholder voting rights as specified in the articles of association of the Company (including any other shareholder voting rights as specified in the amended articles of association).

The above authorization and entrustment are granted subject to the status of the Entrusted Person as a PRC citizen and the approval by WFOE. Upon and only upon written notice of dismissing and replacing the Entrusted Person (s) given by WFOE to the Shareholder, the Shareholder shall promptly entrust another PRC citizen then designated by WFOE to exercise the above Entrusted Rights, and once new entrustment is made, the original entrustment shall be replaced. The Shareholder shall not cancel the authorization and entrustment for the Entrusted Person (s) otherwise.

1.2

The Entrusted Person shall perform the fiduciary obligations within the scope of authorization with due care and diligence and in compliance with laws. The Shareholder acknowledges and assumes relevant liabilities for any legal consequences of the Entrusted Person’s exercise of the foregoing Entrusted Rights.

1.3

The Shareholder hereby acknowledges that the Entrusted Person is not required to seek advice from the Shareholder prior to the exercise of the foregoing Entrusted Rights. However, the Entrusted Person shall inform the Shareholder in a timely manner of any resolution or any proposal on convening interim shareholders’ meeting after such resolution or proposal is made.

Article 2 Right to Information

2.1

For the purpose of exercising the Entrusted Rights hereunder, the Entrusted Person is entitled to know the information with regard to the Company’s operation, business, customers, finance, staff, etc., and shall have access to the relevant materials of the Company. The Company shall adequately cooperate with the Entrusted Person in this regard.

Article 3 Exercise of Entrusted Rights

3.1

The Shareholder will provide adequate assistance to the exercise of the Entrusted Rights by the Entrusted Person, including timely execution of the resolutions of the shareholders’ meeting of the Company adopted by the Entrusted Person or other related legal documents when necessary (e.g., when it is necessary for examination and approval of or registration or filing with governmental departments).

3.2

If at any time during the term of this Agreement, the grant or exercise of the Entrusted Rights hereunder is unenforceable for any reason (except for default of Shareholder or the Company), the Parties shall immediately seek a most similar substitute for the unenforceable provision and, if necessary, enter into a supplementary agreement to amend or adjust the provisions herein, in order to ensure the realization of the purpose of this Agreement.

Article 4 Exemption and Compensation

4.1

Pursuant to the Section 4.2, the Parties acknowledge that WFOE shall not be requested to be liable to or compensate (monetary or otherwise) other Parties or any third party due to exercise of the Entrusted Rights hereunder by the individuals designated by it.

4.2

The Shareholder and the Company agree to indemnify and hold harmless WFOE from and against all losses incurred or likely to be incurred by it due to exercise of the Entrusted Rights by the Entrusted Person designated by WFOE, including without limitation, any loss resulting from any litigation, demand, arbitration or claim initiated or raised by any third party against it or from administrative investigation or penalty of governmental authorities (collectively, the “Losses”), PROVIDED THAT the above indemnity in respect of any Losses shall not be available to WFOE to the extent that such Losses have been caused by the willful default or gross negligence on the part of the Entrusted Person.

Article 5 Representations and Warranties

5.1	The Shareholder hereby represents and warrants that:

5.1.1

It is a Chinese citizen with full capacity. It has the full and independent legal status and legal capacity to, and has been duly authorized to, execute, deliver and perform this Agreement. It may sue or be sued as an independent party.

5.1.2

It has the full power and authority to execute and deliver this Agreement and all other documents relating to the transaction contemplated hereby and to be executed by it. It also has the full power and authority to consummate the transaction contemplated hereby. This Agreement, when duly executed and delivered, shall constitute a legal, valid and binding obligation enforceable against it in accordance with the terms of this Agreement.

5.1.3

It is the recorded legal shareholder of the Company as of the effective date of this Agreement, and except for the rights under this Agreement, the Equity Pledge Agreement, the Exclusive Option Agreement and the Exclusive Assets Purchase Agreement entered into among the Shareholder, the Company and WFOE, the Entrusted Rights are free of any third-party right. Pursuant to this Agreement, the Entrusted Person may fully and sufficiently exercise the Entrusted Rights in accordance with the then effective articles of association of the Company.

5.2	Each of WFOE and the Company hereby represents and warrants that:

5.2.1

It is a limited liability company duly organized and validly existing under the PRC Law with an independent legal personality. It has the full and independent legal status and legal capacity to execute, deliver and perform this Agreement and may sue or be sued as an independent party.

5.2.2

It has the full corporate power and authority to execute and deliver this Agreement and all other documents relating to the transaction contemplated hereby and to be executed by it. It also has the full power and authority to consummate the transaction contemplated hereby.

5.3	The Company further represents and warrants that:

5.3.1

The Shareholder is the recorded legal shareholder of the Company as of the effective date of this Agreement, and except for the rights under this Agreement, the Equity Pledge Agreement, the Exclusive Option Agreement and the Exclusive Assets Purchase Agreement entered into among the Shareholder, the Company and WFOE, the Entrusted Rights are free of any third-party right. Pursuant to this Agreement, the Entrusted Person may fully and sufficiently exercise the Entrusted Rights in accordance with the then effective articles of association of the Company.

Article 6 Term

6.1

Subject to the provisions of Articles 6.2 and 6.3 hereof, this Agreement shall become effective as of the date of the due execution by the Parties. Unless prematurely terminated by the Parties in writing or pursuant to Article 9.1 hereof, this Agreement shall remain in force.

6.2

The Company or WFOE, within three months before expiry of its duration, shall handle the examination, approval and registration procedures concerning the extension of duration. If the Company or WFOE, upon expiry of its duration, fails to handle the examination, approval and registration procedures concerning the extension thereof, this Agreement shall be terminated.

6.3

In case that the Shareholder transfers all of the equity interest held by it in the Company with WFOE’s prior consent, such Shareholder shall cease to be a party to this Agreement. If the Shareholder transfers all or parts of the equity interest held by it in the Company with WFOE’s prior consent, the Shareholder warrants that it shall obtain the written confirmation from the transferee, which agrees to inherit and fulfill all the responsibilities, obligations and commitments of such existing Shareholder under this Agreement.

Article 7 Notices

7.1	Any notice, request, demand and other communications required to be made or given under or pursuant to this Agreement shall be in writing and served on the relevant Party.

7.2

The above notices or other communications shall be deemed duly given or served: if sent by fax or telex, immediately upon transmission; if delivered in person, at the time of delivery; if posted by mail, five (5) days after posting.

7.3

For the purpose of notice, all the notices, communications or other documents delivered to the parties of this Agreement shall be delivered to the following address or facsimile number of relevant Party:

If send to the Company:

Address: 1/F, No. 38&40 Zhonghe Shang Street, High-tech District, Chengdu

 Telephone:

Attention: Qunhua Ding

If send to WFOE:

Address: 24/F, Building B-1, North Block of Wanda Plaza, No. 79 Wanbo Er Road, Nancun Town, Panyu District, Guangzhou,

 Telephone:

Attention: Jianqiang Hu

If send to the Shareholder:

Address: ******

 Telephone:

Attention: ******

Article 8 Confidentiality

8.1

Regardless of whether this Agreement is terminated or not, each Party shall keep strictly confidential all the business secrets, proprietary information, customer information and other information of a confidential nature about the other Parties known by it during the execution and performance of this Agreement (collectively, the “Confidential Information”). The receiving Party shall not disclose any Confidential Information to any third party except with the prior written consent of the disclosing Party or in accordance with relevant laws or regulations or under requirements of the place where its affiliate is listed on a stock exchange. The receiving Party shall not use or indirectly use any Confidential Information other than for performing this Agreement.

8.2	The following information shall not be deemed part of the Confidential Information:

(a)	any information already known by the receiving Party by legal means prior to disclosure, which is substantiated in writing;

(b)	any information being part of public knowledge through no fault of the receiving Party; or

(c)	any information rightfully received by the receiving Party from other sources after disclosure.

8.3

The receiving Party may disclose the Confidential Information to its relevant employees, agents or engaged professionals, but the receiving Party shall guarantee that they are in compliance with the relevant terms and conditions of this Agreement and assume any responsibility arising from any breach thereof by them.

8.4	Notwithstanding any other provision herein, the validity of this Article shall survive the termination of this Agreement.

Article 9 Defaulting Liability

9.1

The Parties agree and acknowledge that, if any of the Parties (the “Defaulting Party”) materially breaches any provision herein or materially fails to perform or delays performance of any of the obligations hereunder, such breach, failure or delay shall constitute a default under this Agreement (a “Default”). In such event, any of the other Parties without default (the “Non-defaulting Party”) shall have the right to require the Defaulting Party to rectify such Default or take remedial measures within a reasonable period. If the Defaulting Party fails to rectify such Default or take remedial measures within such reasonable period or within ten (10) days of the Non-defaulting Party notifying the Defaulting Party in writing and requiring the Default to be rectified, then:

9.1.1	if the Shareholder or the Company is the Defaulting Party, WFOE shall be entitled to terminate this Agreement and require the Defaulting Party to indemnify all damages;

9.1.2

if WFOE is the Defaulting Party, the Non-defaulting Party shall be entitled to require the Defaulting Party to indemnify all damages, but the Non-defaulting Party shall not be entitled to any rights to terminate or cancel this Agreement in any situation unless otherwise provided by the mandatory provisions of the laws.

9.2	Notwithstanding any other provision herein, the validity of this Article shall survive the suspension or termination of this Agreement.

Article 10 Miscellaneous

10.1	This Agreement is written in Chinese and executed in three (3) originals, with one (1) original to be retained by each Party hereto.

10.2	The formation, validity and interpretation of, resolution of disputes in connection with, this Agreement, shall be governed by PRC Law.

10.3

Any dispute arising hereunder and in connection herewith shall be resolved through consultations among the Parties, and if the Parties fail to reach a mutual agreement within thirty (30) days of its occurrence, any Party may submit such dispute to Guangzhou Arbitration Commission for arbitration in accordance with its arbitration rules in effect at the time of applying for arbitration. The number of arbitrators should be one. If within 20 (20) days after the issuance of the notice of arbitration by any party to this Agreement, the parties refuse the designation of the arbitrator who has agreed to participate in the arbitration, Guangzhou Arbitration Commission shall appoint an arbitrator separately. The seat of arbitration shall be Guangzhou and the language used in arbitration proceedings shall be Chinese. The arbitral award shall be final and binding on the Parties.

10.4	During dispute resolution, the Parties shall continue to exercise the rights of this Agreement and perform the terms of this Agreement other than those relating to disputes.
10.5

Any right, power or remedy conferred on any Party by any provision of this Agreement shall not be exclusive of any other right, power or remedy available to it at law and under the other provisions of this Agreement, and the exercise by such Party of any of its rights, powers and remedies shall not preclude the exercise of any other rights, powers and remedies it may have.

10.6

No failure or delay by a Party in exercising any of its rights, powers and remedies available to it hereunder or at law (hereinafter, the “Party’s Rights”) shall operate as a waiver thereof, nor shall the waiver of any single or partial exercise of the Party’s Rights shall preclude such Party from exercising such rights in any other way and exercising the remaining part of the Party’s Rights.

10.7	The headings contained herein shall be for reference only, and in no circumstances shall such headings be used in or affect the interpretation of the provisions hereof.

10.8

Each provision contained herein shall be severable and independent from each of other provisions, and if at any time any one or more provisions herein become invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions herein shall not be affected as a result thereof.

10.9	Any amendment or supplement hereto shall be made in writing and shall become effective only upon due execution by the Parties hereto.

10.10

Without WFOE’s prior written consent, any other Party shall not transfer any of its rights and/or obligations hereunder to any third party. The Shareholder and the Company hereby agree that WFOE is entitled to transfer any of its rights and/or obligations hereunder to any third party upon written notice thereof to the other Parties.

10.11	This Agreement shall be binding on the legal assignees, successors or heirs of the Parties.

10.12

After the execution of this Agreement, if any government agency of PRC makes amendments to any of the laws, regulations, decrees or provisions of China, including amendments, additions or repeal of existing laws, regulations, decrees or regulations, or cites a different interpretation or a different implementation to any of the existing laws, regulations, decrees or regulations (respectively referred to as a “Modification”), or a new law, regulation, decree or regulation (respectively referred to as a “New Provision”), or any government agency proposes requirements or opinions that may have an impact to the performance of this Agreement, the following shall apply:

(a)

if the Modification or New Provision is more favorable to the WFOE than the relevant laws, regulations, decrees or regulations that are effective as of the effective date of this Agreement, the parties shall promptly apply to the relevant institutions (if required) for the benefits of these Modification or New Provision. The parties should use their best efforts to get the application approved.

(b)

if, due to the Modification or New Provision, the interests of the WFOE under this Agreement are seriously and adversely affected directly or indirectly, after the WFOE notifies the other parties, the parties shall promptly negotiate on the basis of the principle of good faith, and make all necessary modifications and adjustments to the terms or performance of this Agreement, in order to maximize the original commercial intentions of the parties under this Agreement and to maintain the interests of WFOE in this Agreement.

(c)

if the requirements of any government agency may have a material adverse effect on the performance of this Agreement in accordance with the terms and conditions of this Agreement, the Shareholder and the Company shall use their best reasonable efforts to communicate with the relevant government agency in order to make this Agreement could be performed pursuant to the original terms and conditions, and the WFOE shall provide necessary assistance in such communication. If such communication is unavailable, all parties shall make timely negotiating on the basis of the principle of good faith, make all necessary modifications and reasonable adjustments to the terms or performance of this Agreement, in order to maximize the original commercial intentions of the parties under this Agreement and to maintain the interests of WFOE in this Agreement.

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IN WITNESS WHEREOF , the Parties hereto have caused this Agreement to be executed as of the date first above written.

Party A:	Jianqiang Hu

Signature:	/s/ Jianqiang Hu

Party B:	Guangzhou Wangxing Information Technology Co., Ltd.

Signature:	/s/ Jianqiang Hu
Name:	Jianqiang Hu
Title:	Legal Representative

Party C:	Chengdu Jiyue Internet Technology Co., Ltd.

Signature:	/s/ Qunhua Ding
Name:	Qunhua Ding
Title:	Legal Representative

Annex 1:

Power of Attorney

Shareholder Voting Rights Proxy Agreement

This Shareholder Voting Rights Proxy Agreement (this “Agreement”) dated July 31, 2019, is signed by and among:

Party A:	Qunhua Ding (the “Shareholder”)
ID Card number:	*

Party B:	Guangzhou Wangxing Information Technology Co., Ltd. (the “WFOE”)
Address:	X1301-E6803(JM), Building 1, No. 106 Fengze East Road, Nansha District, Guangzhou, China
Legal Representative:	Jianqiang Hu

Party C:	Chengdu Jiyue Internet Technology Co., Ltd. (the “Company”)
Address:	1/F, No. 38&40 Zhonghe Shang Street, High-tech District, Chengdu, China
Legal Representative:	Qunhua Ding

Party A, Party B and Party C respectively referred to as a “Party”, collectively referred to as “Parties”.

WHEREAS:

1.	The Shareholder is the present shareholder of the Company, which holds 1% equity of the Company;

2.

The Shareholders intend to severally entrust the individual designated by WFOE with the exercise of their voting rights in the Company and WFOE is willing to designate such individual to accept such entrustment.

THEREFORE, the Parties, after friendly consultations, hereby agree as follows:

Article 1 Voting Right Entrustment

1.1

The Shareholder hereby irrevocably undertakes to sign a power of attorney in the form and substance as set forth in Annex 1 after execution of this Agreement to entrust the individual designated by WFOE (hereinafter, the “Entrusted Person”) to exercise on their respective behalf the following rights they, as the shareholder of the Company, are entitled to under the then effective articles of association of the Company (collectively, the “Entrusted Rights”):

(1)	Proposing to convene and attending shareholders’ meetings of the Company as the representative of the Shareholder according to the articles of association of the Company;

(2)

On behalf of the Shareholder, exercising voting rights on all the issues needing to be discussed and resolved by the shareholders’ meetings of the Company, including but not limited to the appointment of the Company’s directors and other officers needing to be appointed and removed by shareholders;

(3)

Other voting rights of shareholder as provided by the laws and regulations of PRC (including their amendments, changes, additions and re-enactments, regardless of the time of their effectiveness before or after the execution of this Agreement);

(4)	Exercise other shareholder voting rights as specified in the articles of association of the Company (including any other shareholder voting rights as specified in the amended articles of association).

The above authorization and entrustment are granted subject to the status of the Entrusted Person as a PRC citizen and the approval by WFOE. Upon and only upon written notice of dismissing and replacing the Entrusted Person (s) given by WFOE to the Shareholder, the Shareholder shall promptly entrust another PRC citizen then designated by WFOE to exercise the above Entrusted Rights, and once new entrustment is made, the original entrustment shall be replaced. The Shareholder shall not cancel the authorization and entrustment for the Entrusted Person (s) otherwise.

1.2

The Entrusted Person shall perform the fiduciary obligations within the scope of authorization with due care and diligence and in compliance with laws. The Shareholder acknowledges and assumes relevant liabilities for any legal consequences of the Entrusted Person’s exercise of the foregoing Entrusted Rights.

1.3

The Shareholder hereby acknowledges that the Entrusted Person is not required to seek advice from the Shareholder prior to the exercise of the foregoing Entrusted Rights. However, the Entrusted Person shall inform the Shareholder in a timely manner of any resolution or any proposal on convening interim shareholders’ meeting after such resolution or proposal is made.

Article 2 Right to Information

2.1

For the purpose of exercising the Entrusted Rights hereunder, the Entrusted Person is entitled to know the information with regard to the Company’s operation, business, customers, finance, staff, etc., and shall have access to the relevant materials of the Company. The Company shall adequately cooperate with the Entrusted Person in this regard.

Article 3 Exercise of Entrusted Rights

3.1

The Shareholder will provide adequate assistance to the exercise of the Entrusted Rights by the Entrusted Person, including timely execution of the resolutions of the shareholders’ meeting of the Company adopted by the Entrusted Person or other related legal documents when necessary (e.g., when it is necessary for examination and approval of or registration or filing with governmental departments).

3.2

If at any time during the term of this Agreement, the grant or exercise of the Entrusted Rights hereunder is unenforceable for any reason (except for default of Shareholder or the Company), the Parties shall immediately seek a most similar substitute for the unenforceable provision and, if necessary, enter into a supplementary agreement to amend or adjust the provisions herein, in order to ensure the realization of the purpose of this Agreement.

Article 4 Exemption and Compensation

4.1

Pursuant to the Section 4.2, the Parties acknowledge that WFOE shall not be requested to be liable to or compensate (monetary or otherwise) other Parties or any third party due to exercise of the Entrusted Rights hereunder by the individuals designated by it.

4.2

The Shareholder and the Company agree to indemnify and hold harmless WFOE from and against all losses incurred or likely to be incurred by it due to exercise of the Entrusted Rights by the Entrusted Person designated by WFOE, including without limitation, any loss resulting from any litigation, demand, arbitration or claim initiated or raised by any third party against it or from administrative investigation or penalty of governmental authorities (collectively, the “Losses”), PROVIDED THAT the above indemnity in respect of any Losses shall not be available to WFOE to the extent that such Losses have been caused by the willful default or gross negligence on the part of the Entrusted Person.

Article 5 Representations and Warranties

5.1	The Shareholder hereby represents and warrants that:

5.1.1

It is a Chinese citizen with full capacity. It has the full and independent legal status and legal capacity to, and has been duly authorized to, execute, deliver and perform this Agreement. It may sue or be sued as an independent party.

5.1.2

It has the full power and authority to execute and deliver this Agreement and all other documents relating to the transaction contemplated hereby and to be executed by it. It also has the full power and authority to consummate the transaction contemplated hereby. This Agreement, when duly executed and delivered, shall constitute a legal, valid and binding obligation enforceable against it in accordance with the terms of this Agreement.

5.1.3

It is the recorded legal shareholder of the Company as of the effective date of this Agreement, and except for the rights under this Agreement, the Equity Pledge Agreement, the Exclusive Option Agreement and the Exclusive Assets Purchase Agreement entered into among the Shareholder, the Company and WFOE, the Entrusted Rights are free of any third-party right. Pursuant to this Agreement, the Entrusted Person may fully and sufficiently exercise the Entrusted Rights in accordance with the then effective articles of association of the Company.

5.2.	Each of WFOE and the Company hereby represents and warrants that:

5.2.1

It is a limited liability company duly organized and validly existing under the PRC Law with an independent legal personality. It has the full and independent legal status and legal capacity to execute, deliver and perform this Agreement and may sue or be sued as an independent party.

5.2.2

It has the full corporate power and authority to execute and deliver this Agreement and all other documents relating to the transaction contemplated hereby and to be executed by it. It also has the full power and authority to consummate the transaction contemplated hereby.

5.3	The Company further represents and warrants that:

5.3.1

The Shareholder is the recorded legal shareholder of the Company as of the effective date of this Agreement, and except for the rights under this Agreement, the Equity Pledge Agreement, the Exclusive Option Agreement and the Exclusive Assets Purchase Agreement entered into among the Shareholder, the Company and WFOE, the Entrusted Rights are free of any third-party right. Pursuant to this Agreement, the Entrusted Person may fully and sufficiently exercise the Entrusted Rights in accordance with the then effective articles of association of the Company.

Article 6 Term

6.1

Subject to the provisions of Articles 6.2 and 6.3 hereof, this Agreement shall become effective as of the date of the due execution by the Parties. Unless prematurely terminated by the Parties in writing or pursuant to Article 9.1 hereof, this Agreement shall remain in force.

6.2

The Company or WFOE, within three months before expiry of its duration, shall handle the examination, approval and registration procedures concerning the extension of duration. If the Company or WFOE, upon expiry of its duration, fails to handle the examination, approval and registration procedures concerning the extension thereof, this Agreement shall be terminated.

6.3

In case that the Shareholder transfers all of the equity interest held by it in the Company with WFOE’s prior consent, such Shareholder shall cease to be a party to this Agreement. If the Shareholder transfers all or parts of the equity interest held by it in the Company with WFOE’s prior consent, the Shareholder warrants that it shall obtain the written confirmation from the transferee, which agrees to inherit and fulfill all the responsibilities, obligations and commitments of such existing Shareholder under this Agreement.

Article 7 Notices

7.1	Any notice, request, demand and other communications required to be made or given under or pursuant to this Agreement shall be in writing and served on the relevant Party.

7.2

The above notices or other communications shall be deemed duly given or served: if sent by fax or telex, immediately upon transmission; if delivered in person, at the time of delivery; if posted by mail, five (5) days after posting.

7.3

For the purpose of notice, all the notices, communications or other documents delivered to the parties of this Agreement shall be delivered to the following address or facsimile number of relevant Party:

If send to the Company:

Address: 1/F, No. 38&40 Zhonghe Shang Street, High-tech District, Chengdu

 Telephone:

Attention: Qunhua Ding

If send to WFOE:

Address: 24/F, Building B-1, North Block of Wanda Plaza, No. 79 Wanbo Er Road, Nancun Town, Panyu District, Guangzhou,

 Telephone:

Attention: Jianqiang Hu

If send to the Shareholder:

Address: ******

 Telephone:

Attention: ******

Article 8 Confidentiality

8.1

Regardless of whether this Agreement is terminated or not, each Party shall keep strictly confidential all the business secrets, proprietary information, customer information and other information of a confidential nature about the other Parties known by it during the execution and performance of this Agreement (collectively, the “Confidential Information”). The receiving Party shall not disclose any Confidential Information to any third party except with the prior written consent of the disclosing Party or in accordance with relevant laws or regulations or under requirements of the place where its affiliate is listed on a stock exchange. The receiving Party shall not use or indirectly use any Confidential Information other than for performing this Agreement.

8.2	The following information shall not be deemed part of the Confidential Information:

(a)	any information already known by the receiving Party by legal means prior to disclosure, which is substantiated in writing;

(b)	any information being part of public knowledge through no fault of the receiving Party; or

(c)	any information rightfully received by the receiving Party from other sources after disclosure.

8.3

The receiving Party may disclose the Confidential Information to its relevant employees, agents or engaged professionals, but the receiving Party shall guarantee that they are in compliance with the relevant terms and conditions of this Agreement and assume any responsibility arising from any breach thereof by them.

8.4	Notwithstanding any other provision herein, the validity of this Article shall survive the termination of this Agreement.

Article 9 Defaulting Liability

9.1

The Parties agree and acknowledge that, if any of the Parties (the “Defaulting Party”) materially breaches any provision herein or materially fails to perform or delays performance of any of the obligations hereunder, such breach, failure or delay shall constitute a default under this Agreement (a “Default”). In such event, any of the other Parties without default (the “Non-defaulting Party”) shall have the right to require the Defaulting Party to rectify such Default or take remedial measures within a reasonable period. If the Defaulting Party fails to rectify such Default or take remedial measures within such reasonable period or within ten (10) days of the Non-defaulting Party notifying the Defaulting Party in writing and requiring the Default to be rectified, then:

9.1.1	if the Shareholder or the Company is the Defaulting Party, WFOE shall be entitled to terminate this Agreement and require the Defaulting Party to indemnify all damages;

9.1.2

if WFOE is the Defaulting Party, the Non-defaulting Party shall be entitled to require the Defaulting Party to indemnify all damages, but the Non-defaulting Party shall not be entitled to any rights to terminate or cancel this Agreement in any situation unless otherwise provided by the mandatory provisions of the laws.

9.2	Notwithstanding any other provision herein, the validity of this Article shall survive the suspension or termination of this Agreement.

Article 10 Miscellaneous

10.1	This Agreement is written in Chinese and executed in three (3) originals, with one (1) original to be retained by each Party hereto.

10.2	The formation, validity and interpretation of, resolution of disputes in connection with, this Agreement, shall be governed by PRC Law.

10.3

Any dispute arising hereunder and in connection herewith shall be resolved through consultations among the Parties, and if the Parties fail to reach a mutual agreement within thirty (30) days of its occurrence, any Party may submit such dispute to Guangzhou Arbitration Commission for arbitration in accordance with its arbitration rules in effect at the time of applying for arbitration. The number of arbitrators should be one. If within 20 (20) days after the issuance of the notice of arbitration by any party to this Agreement, the parties refuse the designation of the arbitrator who has agreed to participate in the arbitration, Guangzhou Arbitration Commission shall appoint an arbitrator separately. The seat of arbitration shall be Guangzhou and the language used in arbitration proceedings shall be Chinese. The arbitral award shall be final and binding on the Parties.

10.4	During dispute resolution, the Parties shall continue to exercise the rights of this Agreement and perform the terms of this Agreement other than those relating to disputes.

10.5

Any right, power or remedy conferred on any Party by any provision of this Agreement shall not be exclusive of any other right, power or remedy available to it at law and under the other provisions of this Agreement, and the exercise by such Party of any of its rights, powers and remedies shall not preclude the exercise of any other rights, powers and remedies it may have.

10.6

No failure or delay by a Party in exercising any of its rights, powers and remedies available to it hereunder or at law (hereinafter, the “Party’s Rights”) shall operate as a waiver thereof, nor shall the waiver of any single or partial exercise of the Party’s Rights shall preclude such Party from exercising such rights in any other way and exercising the remaining part of the Party’s Rights.

10.7	The headings contained herein shall be for reference only, and in no circumstances shall such headings be used in or affect the interpretation of the provisions hereof.

10.8

Each provision contained herein shall be severable and independent from each of other provisions, and if at any time any one or more provisions herein become invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions herein shall not be affected as a result thereof.

10.9	Any amendment or supplement hereto shall be made in writing and shall become effective only upon due execution by the Parties hereto.

10.10

Without WFOE’s prior written consent, any other Party shall not transfer any of its rights and/or obligations hereunder to any third party. The Shareholder and the Company hereby agree that WFOE is entitled to transfer any of its rights and/or obligations hereunder to any third party upon written notice thereof to the other Parties.

10.11	This Agreement shall be binding on the legal assignees, successors or heirs of the Parties.

10.12

After the execution of this Agreement, if any government agency of PRC makes amendments to any of the laws, regulations, decrees or provisions of China, including amendments, additions or repeal of existing laws, regulations, decrees or regulations, or cites a different interpretation or a different implementation to any of the existing laws, regulations, decrees or regulations (respectively referred to as a “Modification”), or a new law, regulation, decree or regulation (respectively referred to as a “New Provision”), or any government agency proposes requirements or opinions that may have an impact to the performance of this Agreement, the following shall apply:

(a)

if the Modification or New Provision is more favorable to the WFOE than the relevant laws, regulations, decrees or regulations that are effective as of the effective date of this Agreement, the parties shall promptly apply to the relevant institutions (if required) for the benefits of these Modification or New Provision. The parties should use their best efforts to get the application approved.

(b)

if, due to the Modification or New Provision, the interests of the WFOE under this Agreement are seriously and adversely affected directly or indirectly, after the WFOE notifies the other parties, the parties shall promptly negotiate on the basis of the principle of good faith, and make all necessary modifications and adjustments to the terms or performance of this Agreement, in order to maximize the original commercial intentions of the parties under this Agreement and to maintain the interests of WFOE in this Agreement.

(c)

if the requirements of any government agency may have a material adverse effect on the performance of this Agreement in accordance with the terms and conditions of this Agreement, the Shareholder and the Company shall use their best reasonable efforts to communicate with the relevant government agency in order to make this Agreement could be performed pursuant to the original terms and conditions, and the WFOE shall provide necessary assistance in such communication. If such communication is unavailable, all parties shall make timely negotiating on the basis of the principle of good faith, make all necessary modifications and reasonable adjustments to the terms or performance of this Agreement, in order to maximize the original commercial intentions of the parties under this Agreement and to maintain the interests of WFOE in this Agreement.

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IN WITNESS WHEREOF , the Parties hereto have caused this Agreement to be executed as of the date first above written.

Party A:	Qunhua Ding

Signature:	/s/ Qunhua Ding

Party B:	Guangzhou Wangxing Information Technology Co., Ltd.

Signature:	/s/ Jianqiang Hu
Name:	Jianqiang Hu
Title:	Legal Representative

Party C:	Chengdu Jiyue Internet Technology Co., Ltd.

Signature:	/s/ Qunhua Ding
Name:	Qunhua Ding
Title:	Legal Representative

Annex 1:

Power of Attorney